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                                   UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549

                                    SCHEDULE 13D

                     Under the Securities Exchange Act of 1934
                              (Amendment No ______)*


                             METALCLAD CORPORATION
--------------------------------------------------------------------------------
                                 (Name of Issuer)

                    COMMON STOCK, PAR VALUE $0.10 PER SHARE
--------------------------------------------------------------------------------
                          (Title of Class of Securities)

                                  591142 10 4
                     ----------------------------------------
                                   (CUSIP Number)


Herbert L. Oakes, Jr., Oakes, Fitzwilliams & Co. Limited, Byron House,
7-9 St. James's Street, London SW1A 1EE, England, Telephone (4471) 925-11
--------------------------------------------------------------------------------
(Name, Address and Telephone Number of Person Authorized to Receive Notices and
                                   Communications)

                              SEPTEMBER 29, 1994
                     ----------------------------------------
             (Date of Event which Requires Filing of this Statement)


If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of Rule 13d-1(b)(3) or (4), check the following box [_].

Check the following box if a fee is being paid with the statement [X]. (A fee is not required only if the reporting person: (1) has a previous statement on file reporting beneficial ownership of more than five percent of the class of securities described in Item 1; and (2) has filed no amendment subsequent thereto reporting beneficial ownership of five percent or less of such class.) (See Rule 13d-7.)

Note: Six copies of this statement, including all exhibits, should be filed with the Commission. See Rule 13d-1(a) for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

                                 SCHEDULE 13D
-----------------------                                  ---------------------
 CUSIP NO. 591142 10 4                                    PAGE 2 OF 24 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      Oakes, Fitzwilliams & Co. Limited
      No I.R.S. identification number

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      WC + 00
------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      England
------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF
                           74,300
      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8

     OWNED BY              None
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING
                           74,300
      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                           None
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11

      731,436
------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      4.7%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      CO
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
 CUSIP NO. 591142 10 4                                    PAGE 3 OF 24 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      Oakes, Fitzwilliams Executive Death Benefit & Retirement
         Scheme No. One
      No I.R.S. identification number

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      WC
------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      England
------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF
                          25,000
      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8

     OWNED BY             None
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING
                          25,000
      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          None
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11

      50,000
------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      0.3%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      EP
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
 CUSIP NO. 591142 10 4                                   PAGE 4 OF 24 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      Oaktree Productions N.V.
      No I.R.S. identification number

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      WC + 00
------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      Netherlands Antilles
------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF
                          None
      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8

     OWNED BY              None
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING
                          None
      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          None
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11

      755,000
------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      4.8%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      CO
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

                                 SCHEDULE 13D
-----------------------                                  ---------------------
 CUSIP NO. 591142 10 4                                    PAGE 5 OF 24 PAGES
-----------------------                                  ---------------------

------------------------------------------------------------------------------
      NAME OF REPORTING PERSON
 1    S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON

      Herbert Lee Oakes, Jr.
      S.S. Number ###-##-####

------------------------------------------------------------------------------
      CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP*
 2                                                              (a) [X]
                                                                (b) [_]
------------------------------------------------------------------------------
      SEC USE ONLY
 3

------------------------------------------------------------------------------
      SOURCE OF FUNDS*
 4
      See pages 2, 3 and 4
------------------------------------------------------------------------------
      CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT
      TO ITEMS 2(d) or 2(e) [_]
 5
------------------------------------------------------------------------------
      CITIZENSHIP OR PLACE OF ORGANIZATION
 6
      United States of America
------------------------------------------------------------------------------
                          SOLE VOTING POWER
                     7
     NUMBER OF
                           99,300, all of which are held by reporting persons on pages 2 through 5
      SHARES       -----------------------------------------------------------
                          SHARED VOTING POWER
   BENEFICIALLY      8

     OWNED BY             None
                   -----------------------------------------------------------
       EACH               SOLE DISPOSITIVE POWER
                     9
    REPORTING
                          99,300, all of which are held by reporting persons on
                          pages 2 through 5
      PERSON       -----------------------------------------------------------
                          SHARED DISPOSITIVE POWER
       WITH          10
                          None
------------------------------------------------------------------------------
      AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON
11
      1,536,436, all of which are held by reporting persons on pages 2 through 5

------------------------------------------------------------------------------
      CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES*
12
      [_]
------------------------------------------------------------------------------
      PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11)
13
      9.9%
------------------------------------------------------------------------------
      TYPE OF REPORTING PERSON*
14
      IN
------------------------------------------------------------------------------
                     *SEE INSTRUCTIONS BEFORE FILLING OUT!
         INCLUDE BOTH SIDES OF THE COVER PAGE, RESPONSES TO ITEMS 1-7 (INCLUDING EXHIBITS) OF THE SCHEDULE, AND THE SIGNATURE ATTESTATION.

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

                           STATEMENT ON SCHEDULE 13D
                             METALCLAD CORPORATION


     ITEM 1.  SECURITY AND ISSUER


     This Statement relates to the Common Stock, par value US$0.10 per share (the "Common Stock") of Metalclad Corporation (the "Issuer") whose principal executive offices are located at 3737 Birch Street, Suite 300, Newport Beach, California 92660, USA.


     ITEM 2.  IDENTITY AND BACKGROUND


     This Statement on Schedule 13D (the "Statement") is filed with respect to an Event on September 29, 1994, and is filed by Herbert Lee Oakes, Jr. as the ultimate beneficial owner of all of the Common Stock of the Issuer owned by all of the following persons who are a group.


(a)  Oakes, Fitzwilliams & Co. Limited
     ---------------------------------


     Oakes, Fitzwilliams & Co. Limited is incorporated under the laws of England. The principal business of Oakes, Fitzwilliams & Co. Limited is to act as an investment advisor and stockbroker. The address of its principal business and its principal office is:


               Byron House
               7-9 St. James's Street
               London SW1A 1EE
               England

     The names, titles, citizenship and business addresses of the directors and executive officers of Oakes, Fitzwilliams & Co. Limited are set out below:

Name & Position              Citizenship           Business Address
---------------              -----------           ----------------
Herbert Lee Oakes, Jr.       United States         Byron House
Director                                           7-9 St. James's Street
                                                   London SW1A 1EE
                                                   England


 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

Duncan J.L. Fitzwilliams     United Kingdom        Byron House
Director                                           7-9 St. James's Street
                                                   London SW1A 1EE
                                                   England

Robert Bunker                United Kingdom        Byron House
Director                                           7-9 St. James's Street
                                                   London SW1A 1EE
                                                   England

Steven Burnham               United Kingdom        Byron House
Director                                           7-9 St. James's Street
                                                   London SW1A 1EE
                                                   England

     There are no other executive officers or directors of Oakes, Fitzwilliams & Co. Limited.


     During the last five years, neither Oakes, Fitzwilliams & Co. Limited nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams & Co. Limited nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgement, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(b)  Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One
     -----------------------------------------------------------------------


     Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One is a self administered pension scheme established under and governed by English law. The sole beneficiary of Scheme No. One is Herbert Lee Oakes, Jr.


     The address of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One is:

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

          c/o Oakes, Fitzwilliams & Co. Limited
          Byron House
          7-9 St. James's Street
          London SW1A 1EE
          England


     The names, citizenship and business addresses of the trustees of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One are set out below:

Name                          Citizenship              Business Address
----                          -----------              ----------------
Herbert Lee Oakes, Jr.        United States            Byron House
                                                       7-9 St. James's Street
                                                       London SW1A 1EE
                                                       England

Duncan J.L. Fitzwilliams      United Kingdom           Byron House
                                                       7-9 St. James's Street
                                                       London SW1A 1EE
                                                       England

Richard Kennedy               United Kingdom           Stuart House
                                                       55 Catherine Place
                                                       London SW1E 6DY
                                                       England

Monica Wilson-Gough           United Kingdom           Whitestone Farm
                                                       East Cornworthy
                                                       Totnes
                                                       Devon TQ9 7HF
                                                       England

     There are no other trustees of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One.


     During the last five years, neither Oakes, Fitz-

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

     williams Executive Death Benefit & Retirement Scheme No. One nor any of its trustees has been convicted in any criminal proceeding. During the last five years, neither Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One nor any of its trustees has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(c)  Oaktree Productions N.V.
     ------------------------


     Oaktree Productions N.V. is incorporated under the laws of the Netherlands Antilles. The principal business of Oaktree Productions N.V. is to act as a holding and investment company. The address of its principal business and its principal office is:


          De Ruyterkade 62
          Willemstad
          Curacao
          Netherlands Antilles

     The names, titles, citizenship and business addresses of the directors and executive officers of Oaktree Productions N.V. are set out below:

Name & Position                    Citizenship         Business Address
---------------                    -----------         ----------------
Herbert Lee Oakes, Jr.             United States       Byron House
Director                                               7-9 St. James's Street
                                                       London SW1A 1EE
                                                       England

Edgar Aronson                      United States       770 Lexington Avenue
Director                                               N.Y., N.Y. 10017
                                                       United States

Name & Position                    Citizenship         Business Address
---------------                    -----------         ----------------

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

Curacao International              Netherlands         De Ruyterkade 62
Trust Company N.V.                 Antilles            Willemstad
Director
                                   Curacao

                                   Netherlands
                                   Antilles

     There are no other executive officers or directors of Oaktree Productions N.V.


     During the last five years, neither Oaktree Productions N.V. nor any of its directors or officers has been convicted in any criminal proceeding. During the last five years, neither Oaktree Productions N.V. nor any of its directors or officers has been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


(d)  Herbert Lee Oakes, Jr.
     ----------------------


     Herbert Lee Oakes, Jr. is a citizen of the United States of America resident in the United Kingdom of Great Britain and Northern Ireland at the following address:


          36 Lyall Mews
          London SW1X 6DG
          England


     Herbert Lee Oakes, Jr. is a director of Oakes, Fitzwilliams & Co. Limited and Oaktree Productions N.V.

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

     During the last five years, Herbert Lee Oakes, Jr. has not been convicted in any criminal proceeding. During the past five years, Herbert Lee Oakes, Jr. has not been a party to any civil proceeding of a judicial or administrative body of competent jurisdiction, the result of which was or is a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


     ITEM 3.  SOURCE AND AMOUNT OF FUNDS OR OTHER
              CONSIDERATION


(a)  Oakes, Fitzwilliams & Co. Limited
     ---------------------------------


     Except as described below, during the period from July 31, 1994 to September 29, 1994, the aggregate amount of funds used by Oakes, Fitzwilliams & Co. Limited to purchase securities of the Issuer was $2,067,250, and all such securities were purchased using funds from working capital and proceeds of the sale of securities of the Issuer.


     On September 29, 1994, Oakes, Fitzwilliams & Co. Limited received warrants to purchase 230,000 Units, each Unit consisting of 1 share of the Common Stock of the Issuer and 1 warrant to purchase 1 additional share of the Common Stock of the Issuer ("Units"), as part of its compensation for services as the placement agent in a Regulation S offering.


(b)  Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One
     -----------------------------------------------------------------------


     During the period from July 31, 1994 to September 29, 1994, the amount of funds used by Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One to acquire securities of the Issuer was $75,000, and all such securities were purchased using funds from working capital.

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

(c)  Oaktree Productions N.V.
     ------------------------


     During the period from July 31, 1994 to September 29, 1994, the amount of funds used by Oaktree Productions N.V. to acquire securities of the Issuer was $2,265,000, and all such securities were purchased using funds from working capital and the proceeds of sales of securities of the Issuer.


(d)  Herbert Lee Oakes, Jr.
     ----------------------


     During the period from July 31, 1994 to September 29, 1994, Herbert Lee Oakes, Jr. did not purchase any securities of the Issuer.


     ITEM 4.  PURPOSE OF TRANSACTION


(a)  Oakes, Fitzwilliams & Co. Limited
     ---------------------------------


     Oakes, Fitzwilliams & Co. Limited acquired the shares of Common Stock, warrants and Units of the Issuer for investment or in connection with its market-making activities outside the U.S. Such securities were not acquired for the purpose of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.


(b)  Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One
     -----------------------------------------------------------------------


     Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One acquired the shares of Common Stock, warrants and Units of the Issuer for investment. Such securities were not acquired for the purpose of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

(c)  Oaktree Productions N.V.
     ------------------------


     Oaktree Productions N.V. acquired the securities of the Issuer for investment. Such securities were not acquired for the purpose of, and do not have the effect of, changing the control of the Issuer and were not acquired in connection with, or as a participant in, any transaction having such purpose or effect.


(d)  Herbert Lee Oakes, Jr.
     ----------------------


     Herbert Lee Oakes, Jr. did not acquire any securities of the Issuer during the period from July 31, 1994 to September 29, 1994.


     ITEM 5.  INTEREST IN SECURITIES OF THE ISSUER


(a)  Oakes, Fitzwilliams & Co. Limited
     ---------------------------------


     On July 31, 1994, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams & Co. Limited was 207,500 shares (1.7%).

     On July 31, 1994, Oakes, Fitzwilliams & Co. Limited also held warrants to purchase 112,836 shares (0.9%) of the Common Stock of the Issuer.


     During the period from July 31, 1994 to September 29, 1994, Oakes, Fitzwilliams & Co. Limited made the following transactions in the shares of the Common Stock of the Issuer:

                                   Price
                                   -----
Transaction         Date           per share      Number     Description
-----------         ----           ---------      ------     -----------
Sale              08/01/94          $2.875         7,500     Sale to Market
                                                             Maker in U.S.

Sale              08/02/94          $2.875        10,000     Sale to Market
                                                             Maker in U.S.

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

                                   Price
                                   -----
Transaction         Date           per share      Number     Description
-----------         ----           ---------      ------     -----------
Sale              08/02/94          $ 2.875        3,000     Sale to Market
                                                             Maker in U.S.

Sale              08/02/94          $  2.75       22,000     Sale to Market
                                                             Maker in U.S.

Sale              08/16/94          $2.6875       10,000     Private Sale
                                                             Outside U.S.

Sale              08/24/94          $  2.75       10,000     Sale to Market
                                                             Maker in U.S.

Sale              08/25/94          $  2.75        5,000     Sale to Market
                                                             Maker in U.S.

Sale              08/26/94          $  2.75        2,500     Sale to Market
                                                             Maker in U.S.

Sale              09/02/94          $  2.75       17,500     Sale to Market
                                                             Maker in U.S.

Sale              09/02/94          $  2.75        6,000     Sale to Market
                                                             Maker in U.S.

Sale              09/06/94          $  2.75        5,000     Sale to Market
                                                             Maker in U.S.

Sale              09/07/94          $  2.75      100,000     Sale to Market
                                                             Maker in U.S.

Sale              09/08/94          $  3.25        9,000     Sale to Market
                                                             Maker in U.S.

Sale              09/15/94          $3.0288        5,000     Sale to Market
                                                             Maker in U.S.

Sale              09/16/94          $  2.70       55,000     Private Sale
                                                             Outside U.S.

Purchase          09/16/94          $  2.70       55,000     Private Purchase
                                                             Outside U.S.

Purchase          09/19/94          $ 2.875       10,000     Private Purchase
                                                             Outside U.S.

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

                                  Price
                                  -----
Transaction         Date          per share       Number     Description
-----------         ----          ---------       ------     -----------
Sale              09/19/94          $3.00           5,000    Sale to Market
                                                             Maker in U.S.

Sale              09/19/94          $3.00           3,000    Sale to Market
                                                             Maker in U.S.

Purchase          09/20/94          $2.70         700,000    Private Purchase
                                                             Outside U.S.

Sale              09/20/94          $2.70         500,000    Private Sale
                                                             Outside U.S.

Sale              09/20/94          $2.70          35,000    Private Sale
                                                             Outside U.S.

Sale              09/20/94          $2.70         165,000    Private Sale
                                                             Outside U.S.

Sale              09/22/94          $3.00           7,000    Sale to Market
                                                             Maker in U.S.

     During the period from July 31, 1994 to September 29, 1994, Oakes, Fitzwilliams & Co. Limited did not make any transactions in warrants of the Issuer.


     During the period from July 31, 1994 to September 29, 1994, Oakes, Fitzwilliams & Co. Limited made the following two transactions in Units of 1 share of Common Stock and 1 warrant to purchase 1 share of the Common Stock of the Issuer:

     (i) on September 29, 1994, Oakes, Fitzwilliams & Co. Limited purchased 83,400 Units at a price of $3.00 per Unit in a private purchase outside the U.S.; and

     (ii) on September 29, 1994, Oakes, Fitzwilliams & Co. Limited acquired warrants to purchase 230,000 Units as part of its compensation as placement agent in a Regulation S offering. These warrants are exercisable as from September 29, 1994 and are reportable under Rule 13d-3 as from September 29, 1994.

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

     On September 29, 1994, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams & Co. Limited was 74,300 shares (0.4%) of the Common Stock of the Issuer.


     On September 29, 1994, Oakes, Fitzwilliams & Co. Limited held warrants to purchase a total of 657,136 shares (4.2%) of the Common Stock of the Issuer.


     On September 29, 1994, Oakes, Fitzwilliams & Co. Limited:


     (i) had sole power to vote and sole power to dispose of 74,300 shares (0.4%) of the Common Stock of the Issuer;


     (ii) had sole power to dispose of warrants to purchase 657,136 shares (4.2%) of the Common Stock of the Issuer; and


     (iii) would have, upon exercise of the warrants in full, purchase of 657,136 shares of the Common Stock of the Issuer, sole power to vote and sole power to dispose of a net 731,436 shares (4.7%) of the Common Stock of the Issuer.

     The aggregate numbers of shares of the Common Stock of the Issuer shown in this Item 5 as held by Oakes, Fitzwilliams & Co. Limited is in all cases the net number resulting from the addition of the number of shares of the Common Stock of the Issuer held for investment and the number of shares of the Common Stock of the Issuer held for market-making purposes.

(b)  Oakes, Fitzwilliams Executive Death Benefit &
     ---------------------------------------------
     Retirement Scheme No. One
     -------------------------


     On July 31, 1994, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One was nil shares (0.0%).

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

     On July 31, 1994, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One held warrants to purchase a total of nil shares (0.0%) of the Common Stock of the Issuer.

     During the period from July 31, 1994 to September 29, 1994, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One made the following transaction in Units of 1 share of Common Stock and 1 warrant to purchase 1 share of the Common Stock of the Issuer:

                               Price
                               -----
Transaction         Date       per Unit      Number       Description
-----------         ----       --------      ------       -----------
Purchase          09/29/94       $3.00       25,000       Private purchase
                                                          Outside U.S.

     On September 29, 1994, the aggregate number of shares of the Common Stock of the Issuer owned by Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One was 25,000 shares (0.1%).


     On September 29, 1994, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One held warrants to purchase a total of 25,000 shares (0.1%) of the Common Stock of the Issuer.


     On September 29, 1994, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One:


     (i) had sole power to vote and sole power to dispose of 25,000 shares (0.1%) of the Common Stock of the Issuer;


     (ii) had sole power to dispose of warrants to purchase 25,000 shares (0.1%) of the Common Stock of the Issuer; and


     (iii) would have, upon exercise of the warrants in full and the purchase of 25,000 shares of the Common Stock of the Issuer, sole power to vote and sole power to dispose of 50,000 shares (0.3%) of the Common Stock of the Issuer.

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

(c)  Oaktree Productions N.V.
     ------------------------


     On July 31, 1994, the aggregate number of shares of the Common Stock of the Issuer owned by Oaktree Productions N.V. was nil shares (0.0%).


     On July 31, 1994, Oaktree Productions N.V. held warrants to purchase a total of nil shares (0.0%) of the Common Stock of the Issuer.


     During the period from July 31, 1994 to September 29, 1994, Oaktree Productions N.V. made the following transaction in the shares of the Common Stock of the Issuer:

                            Price
                            -----
Transaction      Date       per share        Number       Description
-----------      ----       ---------        ------       -----------
Sale            09/16/94      $2.70           55,000      Private sale
                                                          Outside U.S.

Sale            09/20/94      $2.70          700,000      Private sale
                                                          Outside U.S.

     During the period from July 31, 1994 to September 29, 1994, Oaktree Productions N.V. made the following transaction in the Units of 1 share of the Common Stock and 1 warrant to purchase 1 additional share of the Common Stock of the Issuer:

                            Price
                            -----
Transaction      Date       per Unit         Number       Description
-----------      ----       --------         ------       -----------
Purchase        09/29/94     $3.00          755,000       Private purchase
                                                          outside the U.S.

     During the period from July 29, 1994 to September 29, 1994, Oaktree Productions N.V. did not make any transaction in the warrants to purchase shares of Common Stock of the Issuer.

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

     On September 29, 1994, Oaktree Productions N.V. held net nil shares (0.0%) of the Common Stock of the Issuer.


     On September 29, 1994, Oaktree Productions N.V. held warrants to purchase 755,000 shares (4.8%) of the Common Stock of the Issuer.


     On September 29, 1994, Oakes, Fitzwilliams & Co. (H.K.) Limited:

     (i) had sole power to dispose of warrants to purchase 755,000 shares (4.8%) of the Common Stock of the Issuer; and


     (ii) would have, upon exercise of the warrants in full and the purchase of 755,000 shares of the Common Stock of the Issuer, sole power to vote and sole power to dispose of 755,000 shares (4.8%) of the Common Stock of the Issuer.


(d)  Herbert Lee Oakes, Jr.
     ----------------------


     On July 31, 1994, Herbert Lee Oakes, Jr. held directly nil shares (0.0%) of the Common Stock of the Issuer.


     On July 31, 1994, Herbert Lee Oakes, Jr. held directly nil warrants to purchase shares (0.0%) of the Common Stock of the Issuer.


     During the period from July 31, 1994 to September 11, 1994, Herbert Lee Oakes, Jr. did not make any transactions in the securities of the Issuer.


     On September 29, 1994, Herbert Lee Oakes, Jr. had sole power to vote and sole power to dispose of nil shares (0.0%) of the Common Stock of the Issuer.

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

(e)  As a Group
     ----------


     On July 31, 1994, the aggregate number of shares of the Common Stock of the Issuer held (i) by the entities described in paragraphs (a) through (c) above but which Herbert Lee Oakes, Jr. was deemed to beneficially own within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (d) above, totalled 320,336 shares (2.7%), which number includes the 112,836 shares (0.9%) of the Common Stock of the Issuer obtainable upon the exercise in full of all of the warrants held by Oakes, Fitzwilliams & Co. Limited as described above.


     On September 29, 1994, the aggregate number of shares of the Common Stock of the Issuer (i) held by the entities described in paragraphs (a) through
     (c) above but which Herbert Lee Oakes, Jr. was deemed to beneficially own within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (d) above, totalled 1,536,436 shares (9.9%), which number includes the 1,437,136 shares (9.3%) of the Common Stock of the Issuer obtainable upon the exercise in full of the warrants held by Oakes, Fitzwilliams & Co. Limited, Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One, and Oaktree Productions N.V. as described above.


     On September 29, 1994, the aggregate number of shares of the Common Stock and warrants to purchase shares of Common Stock of the Issuer (i) held by the entities described in paragraphs (a) through (c) above but which Herbert Lee Oakes, Jr. was deemed to have sole power to vote and sole power to dispose of within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934 as amended and (ii) held by Herbert Lee Oakes, Jr. directly as described in paragraph (d) above, was as follows:


     (i) sole power to vote and sole power to dispose of a net amount of 99,300 shares (0.6%) of the Common Stock of the Issuer;

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

     (ii) sole power to dispose of warrants to purchase a total of 1,437,136 shares (9.3%) of the Common Stock of the Issuer; and


     (iii) upon exercise of all of the warrants in full for a total of 1,437,136 shares (9.3%) of the Common Stock of the Issuer, sole power to vote and sole power to dispose of 1,536,436 shares (9.9%) of the Common Stock of the Issuer.


     The aggregate numbers of shares of the Common Stock of the Issuer shown in this Item 5 as held as a group is in all cases the net number resulting from the addition of the number of shares of the Common Stock of the Issuer held for investment and the number of shares of the Common Stock of the Issuer held for market-making purposes by the various entities and individuals comprising the group.


     ITEM 6. CONTRACTS, ARRANGEMENTS, UNDERSTANDINGS OR RELATIONSHIPS WITH RESPECT TO SECURITIES OF THE ISSUER.


     Herbert Lee Oakes, Jr. is the controlling shareholder of Oakes, Fitzwilliams & Co. Limited.


     Herbert Lee Oakes, Jr. is the sole beneficiary of Oakes, Fitzwilliams Executive Death Benefit & Retirement Scheme No. One.


     Sheila Oakes, the wife of Herbert Lee Oakes, Jr., is the indirect controlling shareholder of Oaktree Productions N.V.


     For purposes of Rule 13d-3, Herbert Lee Oakes, Jr. is deemed to be the beneficial owner of, to have the right to vote or to direct the vote of, and to have the right to dispose or to direct the disposition of, all of the securities of the Issuer which are described in Item 5 above and are owned by Oakes, Fitzwilliams & Co. Limited, Oakes, Fitzwilliams

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

     Executive Death Benefit & Retirement Scheme No. One, Oakes, Fitzwilliams & Co. (H.K.) Limited, and Oaktree Productions N.V.


     Herbert Lee Oakes, Jr. disclaims beneficial ownership of all of the securities of the Issuer reported in this Statement.


     ITEM 7.  MATERIAL TO BE FILED AS EXHIBITS


     See Exhibit A - Joint Filing Agreement. The original copy of the Joint Filing Agreement among Oakes, Fitzwilliams & Co. Limited, Oakes, Fitzwilliams Executive Death Benefit and Retirement Scheme No. 1, Oaktree Productions N.V. and Herbert L. Oakes, Jr. is attached to this Statement as Exhibit A.

     SIGNATURE


     After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.



Dated:  _______________                      ____________________________
                                                Herbert L. Oakes, Jr.

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

                      EXHIBIT A - JOINT FILING AGREEMENT


     The undersigned hereby agree that the Statement on Schedule 13D dated September 29, 1994 with respect to the shares of Common Stock, par value $0.10 per share, of Metalclad Corporation is, and any amendments thereto executed on behalf of each of us by Herbert Lee Oakes, Jr. shall be, filed on behalf of each of us by Herbert Lee Oakes, Jr. pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.


     This Agreement may be executed in separate counterparts by each of the undersigned, each of which counterparts shall be an original but all of which, taken together, shall constitute but one and the same instrument. It shall not be necessary that each of the undersigned sign any one counterpart.

     Dated:
     September 29, 1994                 Oakes, Fitzwilliams & Co. Limited



                                        By:  ____________________________

                                        Name:   _________________________

                                        Title:  _________________________


     Dated:
     September 29, 1994                 Oakes, Fitzwilliams Executive Death
                                        Benefit & Retirement Scheme No. One



                                        By:  ____________________________

                                        Name:   _________________________

                                        Title:  _________________________

 ------------------------                               -----------------------
   CUSIP NO. 591142 10 4                                  PAGE __ OF __ PAGES
 ------------------------                               -----------------------

     Dated:
     September 29, 1994                 Oaktree Productions N.V.



                                        By:   ___________________________

                                        Name:   _________________________

                                        Title:  _________________________



     Dated:
     September 29, 1994                 Herbert Lee Oakes, Jr.



                                        By:  ____________________________

                                        Name:   _________________________

                                        Title:  _________________________